Investments - Summary of Investments for General Accounts Comprise Financial Assets Excluding Derivatives And Investments in Real Estate (Detail) - EUR (€) € in Millions	Dec. 31, 2019	Dec. 31, 2018		Jan. 01, 2018	[1]	Dec. 31, 2017
Disclosure of investments in financial assets and real estate [abstract]
Available-for-sale (AFS)	€ 89,404	€ 84,675
Loans	44,591	42,653
Financial assets at fair value through profit or loss (FVTPL)	9,080	8,597
Total financial assets, excluding derivatives	143,075	135,925
Investments in real estate	2,901	2,700				€ 2,147
Total investments for general account	€ 145,976	€ 138,625	[1]	€ 136,804

[1]	Amounts have been restated to reflect voluntary changes in accounting policies related to liability adequacy testing that was adopted by Aegon effective January 1, 2019. Refer to note 2.1.2 Voluntary changes in accounting policies for details about this change.